UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 8, 2014

NMI Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36174	45-4914248
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Powell Street, 12th Floor, Emeryville, CA.	94608
(Address of Principal Executive Offices)	(Zip Code)

(855) 530-6642
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5. - Corporate Governance and Management
Item 5.03.     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 8, 2014, the Board of Directors ("the "Board') of NMI Holdings, Inc. (the "Company"), as part of its periodic review of the Company's governing documents, approved changes to the Company's Amended and Restated Bylaws dated April 24, 2012 and adopted the Company's Second Amended and Restated Bylaws (the "Bylaws"), effective May 8, 2014. The amendments include the following changes, among others:

•	All references to a Special Election Meeting and a Director Election Meeting, which were relevant only before the Company's common stock was listed on the NASDAQ Global Market, were removed.

•	Additional disclosure requirements by shareholders proposing business or submitting nominees at annual or special meetings of shareholders were added.

•
Provisions requiring shareholders to update information related to shareholder nominees for director to be considered at special meetings of shareholders were added, to be consistent with analogous shareholder obligations with respect to director nominees submitted at annual meetings.

The foregoing summary is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.     Submission of Matters to a Vote of Security Holders.
The Company's Annual Meeting of Shareholders was held on May 8, 2014. On March 13, 2014, the record date for the Annual Meeting, 58,067,326 shares of the Company’s common stock were outstanding and entitled to vote, of which 84.43% were present for purposes of establishing a quorum. At that meeting, shareholders took the following actions with respect to the proposals described in the Company's 2014 Annual Proxy Statement, filed on March 26, 2014 ("2014 Proxy"):

1.	The following directors were elected:

	For	Withheld	Broker Non-Votes
Bradley M. Shuster	36,372,805	1,025,664	11,626,039
Michael Embler	36,390,205	1,008,264	11,626,039
James G. Jones	36,372,805	1,025,664	11,626,039
Michael Montgomery	36,390,205	1,008,264	11,626,039
John Brandon Osmon	36,386,360	1,012,109	11,626,039
James H. Ozanne	36,372,805	1,025,664	11,626,039
Steven L. Scheid	36,372,805	1,025,664	11,626,039

2.	The NMI Holdings, Inc.'s 2014 Omnibus Incentive Plan (included as Appendix A to the 2014 Proxy) was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
35,899,951	489,537	1,008,981	11,626,039

3.	The ratification of the appointment of BDO USA, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2014 was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
47,976,422	29,795	1,018,291	—

Section 9 - Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits

(d) Exhibits.
3.1    NMI Holdings, Inc. Second Amended and Restated Bylaws, effective May 8, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NMI Holdings, Inc.
(Registrant)

Date: May 12, 2014
By: /s/ Nicole C. Sanchez
Nicole C. Sanchez
Vice-President, Assistant General Counsel

EXHIBIT INDEX

Exhibit No.    Description

3.1	NMI Holdings, Inc. Second Amended and Restated Bylaws, effective May 8, 2014.